Exhibit (n)(2)

APPENDIX A

to Plan Pursuant to Rule 18F-3

under the Investment Company Act of 1940

Ivy Funds

Share Classes

Fund Series	Share Class

Ivy Asset Strategy Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Asset Strategy New Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y
Amended and Effective February 11, 2010

Ivy Balanced Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Bond Fund	Class A
Class B
Class C
Class E
Class I
Class Y
Survivor of merger with Ivy Mortgage Securities Fund Effective March 26, 2010

Ivy Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Cundill Global Value Fund	Class A
Class B
Class C

Class E
Class I
Class Y

Ivy Dividend Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Energy Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy European Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Global Bond Fund	Class A
Class B
Class C
Class I
Class Y

Ivy Global Natural Resources Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy High Income Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy International Balanced Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy International Core Equity Fund	Class A
Class B
Class C

Class E
Class I
Class Y

Ivy International Growth Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Large Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Survivor of merger with Ivy Capital Appreciation Effective June 13, 2011

Ivy Limited-Term Bond Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Managed European/Pacific Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Managed International Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Micro Cap Growth Fund	Class A
Class B
Class C
Class I
Class Y

Ivy Mid Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Money Market Fund	Class A
Class B
Class C
Class E

Ivy Municipal Bond Fund	Class A
Class B
Class C
Class Y

Ivy Municipal High Income Fund	Class A
Class B
Class C
Class I
Class Y
Amended and Effective May 18, 2009

Ivy Pacific Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Real Estate Securities Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Science and Technology Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Small Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Small Cap Value Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Tax-Managed Equity Fund
Class A
Class B
Class C
Class I
Class Y
Amended and Effective May 18, 2010

Ivy Value Fund	Class A
Class B
Class C
Class E
Class I
Class Y